Short-term investments	12 Months Ended
Dec. 31, 2018
Short-term Investments [Abstract]
Short-term investments

Short-term investments consist of Guaranteed Investment Certificates with maturity dates of one year from the date of purchase. For December 31, 2018 interest rates range from 2.10% to 2.15%. For December 31, 2017 the interest rate was 0.70%.

	2018	2017

One year cashable GIC’s	$3,900,000	$950,000
	3,900,000	950,000